UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form
8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

November 19, 2020

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
1-31340
56-0484485
(State or Other Jurisdiction
of

Incorporation
(Commission
File Number)
(IRS Employer
Identification No.)
8100 Denmark Road
,
Charlotte
,
North Carolina
(Address of Principal Executive Offices)
28273-5975
(Zip Code)
(704)
554-8510
(Registrant’s Telephone

Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the

appropriate box

below if

the Form

8-K filing

is intended

to simultaneously

satisfy the

filing obligation

of the

registrant
under any of the following provisions:

☐

Written communications pursuant to

Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d

-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e

-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share
CATO
New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405

of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b

-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to

use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

THE CATO

CORPORATION

Item 2.02.

Results of Operations and Financial Condition.

On November 19, 2020, The Cato Corporation issued a press release regarding its financial results for the third quarter ending October 31, 2020.

A copy of this press release is furnished as
Exhibit 99.1 hereto.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit 99.1 - Press Release issued November 19, 2020

Exhibit 104 – Cover Page Interactive Data File (embedded within Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant

has duly caused this
report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CATO

CORPORATION

November 20, 2020
/s/ John P.

D. Cato
Date
John P.

D. Cato
Chairman, President and
Chief Executive Officer
November 20, 2020 /s/ John R. Howe
Date John R. Howe
Executive Vice President
Chief Financial Officer

Exhibit Index

Exhibit Exhibit No.
Exhibit 99.1 - Press Release issued November
19, 2020
99.1
Exhibit 104 – Cover Page Interactive Data File
(embedded within Inline XBRL document)